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                                                                  EXHIBIT 10.141



                         PREFERRED EQUITIES CORPORATION




                                 June 26, 1998



Mego Mortgage Corporation
1000 Parkwood Circle, Suite 500
Atlanta, Georgia 30339


Gentlemen:

        In consideration of the payment by Mego Mortgage Corporation ("Mego Mortgage") to Preferred Equities Corporation ("PEC") of $1,574,009.50, which amount represents fees for services rendered by PEC and costs and expenses billed through June 30, 1998 under (i) the Loan Program Subservicing Agreement, dated as of September 1, 1996, as amended, between PEC and Mego Mortgage (the "Subservicing Agreement") and (ii) the Services and Consulting Agreement, dated as of September 1, 1996, as amended, between PEC and Mego Mortgage (the "Services Agreement," and together with the Subservicing Agreement, the "Agreements"), and for other good and valuable consideration the sufficiency of which is hereby acknowledged, PEC hereby agrees that no further amounts are owed to it by Mego Mortgage under the Agreements for services rendered or costs and expenses billed through June 30, 1998 and hereby releases Mego Mortgage from any right, claim or action PEC now has or may have in the future under the Agreements for services rendered and expenses billed through June 30, 1998.

        Similarly, in consideration of the release granted herein by PEC, by Mego Mortgage's execution of this letter, Mego Mortgage hereby releases PEC from any right, claim or action Mego Mortgage now has or may have in the future with respect to services rendered by PEC to Mego Mortgage through June 30, 1998 under the Agreements and agrees to promptly pay when due all amounts owed to PEC with respect to services rendered and costs and expenses incurred after June 30, 1998.


                                        Very truly yours,


                                        PREFERRED EQUITIES
                                        CORPORATION


                                        By: /s/ JEROME J. COHEN
                                            --------------------------
                                            Jerome J. Cohen, President


Agreed to and accepted
this __ day of June 1998


MEGO MORTGAGE CORPORATION


By:
    ------------------------
    Name:
    Title: